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                    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

                               ACTING JOINTLY WITH

           MASSACHUSETTS HEALTH AND EDUCATIONAL FACILITIES AUTHORITY,

                                  AS SETTLORS,

                                       AND

                        THE BANK OF NEW YORK (DELAWARE),

                               AS DELAWARE TRUSTEE

                          ----------------------------

                              DECLARATION OF TRUST

                            DATED AS OF JULY 28, 1999

                          ----------------------------


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                                TABLE OF CONTENTS

                                                                            PAGE



Article 1        Definitions and Incorporation By Reference...................2

         SECTION 1.1     Definitions..........................................2

Article 2        Organization.................................................2

         SECTION 2.1     Creation of Trust....................................2

         SECTION 2.2     Trust as Financing Entity............................2

         SECTION 2.3     Situs of the Trust...................................3

         SECTION 2.4     Purposes and Powers..................................3

         SECTION 2.5     Trust Property.......................................4

         SECTION 2.6     Issuance of Certificates.............................4

         SECTION 2.7     Organizational Expenses..............................4

         SECTION 2.8     No Liability of the Agencies or Agency Personnel.....4

         SECTION 2.9     Independent Status...................................4

         SECTION 2.10    Tax Treatment; Construction..........................5

Article 3        Delivery of Certain Documents................................5

         SECTION 3.1     Documents Relating to Issuance of Certificates.......5

         SECTION 3.2     Compliance with Securities Laws......................5

Article 4        The Delaware Trustee.........................................5

         SECTION 4.1     Appointment..........................................5

         SECTION 4.2     Duties and Responsibilities..........................6

         SECTION 4.3     Prohibited Actions...................................6

         SECTION 4.4     Acceptance of the Trusts.............................6

         SECTION 4.5     Limitation of Liability..............................6

         SECTION 4.6     Compensation and Reimbursement; Indemnification......8

         SECTION 4.7     Resignation..........................................8

         SECTION 4.8     Representations and Warranties of Delaware Trustee...9

         SECTION 4.9     Reliance; Advice of Counsel..........................9

         SECTION 4.10    Delaware Trustee May Own Certificates...............10

Article 5        Representations and Warranties of the Agencies..............10

         SECTION 5.1     Representations and Warranties of Agencies..........10


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                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

Article 6        Termination of Declaration..................................11

         SECTION 6.1     Termination of the Trust............................11

Article 7        Miscellaneous...............................................11

         SECTION 7.1     No Legal Title to Trust Property....................11

         SECTION 7.2     Limitations on Rights of Others.....................11

         SECTION 7.3     Notices.............................................12

         SECTION 7.4     Severability........................................13

         SECTION 7.5     Amendments Without Consent of Holders...............13

         SECTION 7.6     Amendments With Consent of Holders..................14

         SECTION 7.7     Form of Amendments..................................14

         SECTION 7.8     Counterparts........................................15

         SECTION 7.9     Successors..........................................15

         SECTION 7.10    No Petition Covenant................................15

         SECTION 7.11    Headings............................................15

         SECTION 7.12    Governing Law.......................................15


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         DECLARATION OF TRUST dated as of July 28, 1999 (as amended or restated
from time to time, the "Declaration"), by the Massachusetts Development Finance Agency and the Massachusetts Health and Educational Facilities Authority, acting jointly hereunder as settlors pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute") (each an "Agency," and, collectively, the "Agencies") and The Bank of New York (Delaware), a Delaware banking corporation, acting hereunder not in its individual or corporate capacity but solely as trustee under the laws of the State of Delaware (the "Delaware Trustee").

                                    RECITALS

         Pursuant to the Statute, an electric company in The Commonwealth of Massachusetts may obtain from the Massachusetts Department of Telecommunications and Energy (the "DTE") a financing order (as defined in the Statute) permitting such utility to recover a portion of its transition costs (as defined in the Statute) through the issuance of electric rate reduction bonds (as defined in the Statute). The Statute further empowers a special purpose trust (as defined in the Statute) established by the Agencies to issue such electric rate reduction bonds.

         Boston Edison Company, a Massachusetts corporation ("Boston Edison"), has applied for and received a financing order from the DTE, and has requested the Agencies to establish a special purpose trust to issue electric rate reduction bonds.

         The Trust created hereby (the "Trust") shall constitute a special purpose trust and shall be empowered to issue one series with one or more classes of certificates constituting Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates (the "Certificates"). All such Certificates shall be issued pursuant to an indenture (the "Certificate Indenture"), by and among the Delaware Trustee, the Trust and a trustee (the "Certificate Trustee"), initially designated as The Bank of New York, and each class of Certificates shall represent fractional undivided beneficial interests in the corresponding class of BEC Funding LLC Notes (the "Notes") issued by BEC Funding LLC, a special purpose limited liability company (the "Note Issuer") created by Boston Edison. The Certificate Indenture and this Declaration shall together constitute the governing instrument of the Trust. The Trust shall purchase the Notes from the Note Issuer pursuant to a note purchase agreement (a "Note Purchase Agreement") relating to the Notes. The Notes will be issued pursuant to an indenture (the "Note Indenture"), by and between the Note Issuer and a trustee (the "Note Trustee"), initially designated as The Bank of New York, and secured by a pledge of and lien upon transition property (as defined in the Statute) purchased by the Note Issuer from Boston Edison together with any other assets of the Note Issuer. Boston Edison will service such transition property for the benefit of the Note Issuer pursuant to a transition property servicing agreement (the "Servicing Agreement"), between Boston Edison as servicer (in such capacity, together with any successor servicer, the "Servicer") and the Note Issuer. The Declaration, the Certificate Indenture, the Note Purchase Agreement, the Note Indenture, the Servicing Agreement, the Fee and Indemnity Agreement defined and described in Section 2.7 hereof, the Transition Property Purchase and Sale Agreement between the Note Issuer and Boston Edison, as seller, relating to the purchase and sale of the transition property described above, the Administration Agreement between the Note Issuer and Boston Edison, as administrator, relating to the administration of the


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Note Issuer, and the Underwriting Agreement among the Note Issuer, Boston Edison and certain underwriters, relating to the underwriting of the Certificates, are herein collectively referred to as the "Basic Documents."



THE AGENCIES AND THE DELAWARE TRUSTEE AGREE AS FOLLOWS:



                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions. All references herein to "the Declaration" or "this Declaration" are to this Declaration of Trust, all references herein to the "Trust" are to the trust created hereunder, and all references herein to Articles, Sections, subsections, Schedules and Exhibits are to Articles, Sections, subsections, Schedules and Exhibits of this Declaration, unless otherwise specified. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Recitals hereto.

                                   ARTICLE 2

                                  ORGANIZATION

         SECTION 2.1 Creation of Trust. The Trust created hereby shall be known as "Massachusetts RRB Special Purpose Trust BEC-1," in which name the Delaware Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. In addition, the Delaware Trustee may conduct the business of the Trust in its own name, as trustee hereunder, to the extent deemed necessary or appropriate by the Delaware Trustee, in its sole discretion; provided that the Delaware Trustee may rely conclusively upon an opinion of counsel as to whether any proposed action is necessary or appropriate. It is the intention that the Trust shall constitute a not-for-profit business trust under the Delaware Business Trust Act (being Chapter 38 of Title 12 of the Delaware Code, 12 Del. C., Section 3801 et seq., as the same may be amended from time to time and any successor statute) (the "Business Trust Act"), that the Certificate Indenture shall be deemed a part of this Declaration and that this Declaration (together with the Certificate Indenture) shall constitute the governing instrument of the Trust. To the extent that the provisions of this Declaration and the Certificate Indenture conflict with respect to the issuance of the Certificates and the rights of the holders thereof, the Certificate Indenture shall control. The Delaware Trustee and the Certificate Trustee shall file the Certificate of Trust, substantially in the form attached hereto as Exhibit A, pursuant to
Section 3810 et seq. of the Business Trust Act in connection with the formation of the Trust as a not-for-profit business trust under the Business Trust Act. The fiscal year of the Trust shall be the calendar year.

         SECTION 2.2 Trust as Financing Entity. The Agencies hereby find and determine, and hereby represent and warrant, that the Trust constitutes a "special purpose trust" and a "financing


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entity" within the meaning of the Statute, and that the Trust is being established to issue "electric rate reduction bonds" within the meaning of the Statute.

         SECTION 2.3 Situs of the Trust. The office of the Trust shall be in care of the Delaware Trustee at the corporate trust office (the "Office") at White Clay Center, Route 273, Newark, Delaware 19711 (although any notice, direction, consent or waiver given to the Delaware Trustee hereunder may be given in care of the address set forth in Section 7.3(a) hereof), which Office shall be located in Delaware, or at such other address in Delaware as the Delaware Trustee may designate by written notice to the Agencies, the Certificate Trustee, the Note Issuer, the Note Trustee, the Servicer, and the holders of the Certificates, and the Trust shall conduct its business in such Office, separate and apart from that of the Agencies and their affiliates. If and to the extent required pursuant to the provisions of the Business Trust Act, all bank accounts of the Trust maintained by the Delaware Trustee, except those bank accounts maintained by the Certificate Trustee, shall be located in the State of Delaware. Any bank accounts of the Trust maintained by the Delaware Trustee that are not required to be located in the State of Delaware by the Business Trust Act may be maintained in Delaware or New York, or such other location as is acceptable to the Agencies. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Delaware Trustee (in its individual capacity but not as Delaware Trustee) from having employees within or without the State of Delaware. If and to the extent required pursuant to the provisions of the Business Trust Act, payments shall be received by the Trust only in Delaware, and payments shall be made by the Trust only from Delaware, except as otherwise provided in the Basic Documents. To the extent the Business Trust Act does not require that payments be received in and paid from Delaware, to the extent consistent with such act and the Basic Documents, payments may be received and made by the Trust in and from Delaware, New York or such other location as is acceptable to the Agencies. To the extent required pursuant to the provisions of the Business Trust Act, the Delaware Trustee shall conduct the Trust's activities from Delaware, sign documents on behalf of the Trust in Delaware and maintain business records on behalf of the Trust in Delaware.

         SECTION 2.4 Purposes and Powers.

         (a) The Trust is constituted solely for the purpose of acquiring and holding the Notes and issuing the Certificates, applying the proceeds of the Notes to the payment of the Certificates and entering into and performing its obligations under each of the Basic Documents to which it may be a party (which functions the Delaware Trustee shall perform or cause to be performed on behalf of the Trust), and, except as set forth herein, the Delaware Trustee is not authorized or empowered to acquire any other investments or engage in any other activities on behalf of the Trust and, in particular, the Delaware Trustee is not authorized or empowered to do anything that would cause the Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

         (b) The Delaware Trustee shall have all rights and powers set forth herein and, to the extent not inconsistent herewith, in the Business Trust Act with respect to accomplishing the purposes of the Trust.


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         SECTION 2.5 Trust Property.

               (a) The Agencies hereby assign, transfer, convey and set over to the Delaware Trustee on behalf of the Trust the sum of $1.00. The Delaware Trustee hereby acknowledges receipt of such amount in trust from the Agencies, which amount shall constitute the initial trust property.

               (b) Upon issuance of the Certificates and purchase of the Notes, the holders of the Certificates shall become the sole and exclusive beneficial owners of the Trust estate established hereby. The Delaware Trustee hereby declares that it shall hold the Notes, the security interest in the transition property (as defined in the Statute) securing the Notes, any other assets acquired directly or indirectly from the Note Issuer and the proceeds therefrom (the "Trust Property") in trust as herein provided for the benefit of the holders of the Certificates, subject to the rights of such holders under the Certificate Indenture, from and after such date until termination of the Trust as herein provided, or under the Basic Documents.

               (c) Legal title to the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Delaware Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.6 Issuance of Certificates. The Trust shall execute and deliver the Certificates only upon satisfaction of the terms of the Certificate Indenture. The Certificates of each Class shall represent undivided beneficial interests in the assets of the Trust consisting of the Notes of the corresponding Class and payments thereon, and shall be issued in accordance with the terms of the Certificate Indenture.

         SECTION 2.7 Organizational Expenses. The Delaware Trustee shall be reimbursed, but solely from amounts payable by the Note Issuer under a fee and indemnity agreement (the "Fee and Indemnity Agreement"), for organizational expenses of the Trust as they may arise. The Delaware Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for the reimbursement of such expenses.

         SECTION 2.8 No Liability of the Agencies or Agency Personnel. No recourse shall be had by the Delaware Trustee for any claim based on this Declaration, the Certificates, the Notes or the Basic Documents against any member, director, officer, employee, agent or attorney of the Agencies unless such claim is based upon the bad faith, fraud or deceit of such person. No covenant, stipulation, obligation or agreement of the Agencies contained in this Declaration shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, director, officer, employee or agent of the Agencies in his or her individual capacity, and any member, director, officer, employee, agent or attorney of the Agencies executing and delivering or directing the execution and delivery of the Certificates shall not be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance of the Certificates.

         SECTION 2.9 Independent Status. The Trust and each of the Agencies each covenant and agree to hold itself out to the public under its own name as a separate and distinct entity and


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will each conduct its business so as not to mislead others as to its identity.
The Trust shall cause those financial statements and other records required by law, or otherwise required, to be prepared and maintained separate and apart from those of the Agencies.

         SECTION 2.10 Tax Treatment; Construction.

               (a) It is the intention of the parties hereto that the Trust shall be treated as a "grantor trust" for federal income tax purposes and all transactions contemplated by this Declaration will be reported consistently with such treatment.

               (b) The provisions of this Declaration shall be construed, and the affairs of the Trust shall be conducted, so as to achieve treatment of the Trust as a "grantor trust" for federal income tax purposes. Accordingly, notwithstanding any other provision hereof to the contrary, this Declaration shall be construed to establish a class or classes of ownership interests, with each class representing undivided beneficial interests in a separate specified asset or set of assets of the Trust and facilitating the direct investment in such assets by the holders of the Certificates. The assets of the Trust shall consist of the Notes and other assets described in this Declaration, and the Delaware Trustee shall have no power hereunder to vary the investment of the holders of the Certificates.

                                   ARTICLE 3

                          DELIVERY OF CERTAIN DOCUMENTS

         SECTION 3.1 Documents Relating to Issuance of Certificates. The Delaware Trustee is hereby directed to execute and deliver on behalf of the Trust from time to time and as instructed in writing by the Agencies, all Basic Documents to which the Trust or the Delaware Trustee may be a party, including the Certificate Indenture, and any amendment or supplement thereto, the Note Purchase Agreement, the Fee and Indemnity Agreement, the Underwriting Agreement, and all other documents and instruments as may be necessary or desirable to issue the Certificates pursuant to the provisions of the Certificate Indenture and to purchase the Notes pursuant to the Note Purchase Agreement.

         SECTION 3.2 Compliance with Securities Laws. The Delaware Trustee is hereby authorized to take such action as it may deem necessary or desirable to comply with applicable state and federal securities laws in connection with the offering, sale and issuance of the Certificates or the administration of the Trust.

                                   ARTICLE 4

                              THE DELAWARE TRUSTEE

         SECTION 4.1 Appointment. For valuable consideration received, it is mutually covenanted and agreed that the Delaware Trustee has been and by this document is, appointed to serve as the trustee of the Trust in the State of Delaware pursuant to Section 3807 of the Business Trust Act.


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         SECTION 4.2 Duties and Responsibilities. It is understood and agreed that, except as provided in Section 2.4 hereof, the duties and responsibilities of the Delaware Trustee shall be limited to (a) executing and delivering on behalf of the Trust all Basic Documents to which the Trust or the Delaware Trustee may be a party and, to the extent required by Article 3 hereof or deemed appropriate by the Delaware Trustee, all other documents and instruments referred to in Article 3 hereof, (b) accepting legal process served on the Trust in the State of Delaware and (c) the execution and delivery of all certifications required to be filed with the Secretary of State of the State of Delaware in order to form, maintain and terminate the existence of the Trust under the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

         SECTION 4.3 Prohibited Actions. Except as otherwise expressed herein and as permitted under the Basic Documents, the Delaware Trustee shall not (i) take any action with respect to any election by the Trust to file an amendment to this Declaration, (ii) amend, change, modify or terminate any Basic Document, or (iii) sell the Notes, any other Trust Property or any interest therein.

         SECTION 4.4 Acceptance of the Trusts. By the execution hereof, the Delaware Trustee accepts the trusts created hereinabove.

         SECTION 4.5 Limitation of Liability. Except as otherwise expressly required by this Declaration, the Delaware Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the holders of the Certificates. The Delaware Trustee shall not be liable for the acts or omissions of the Certificate Trustee, nor shall the Delaware Trustee be liable for supervising or monitoring the performance of the duties and obligations of the Certificate Trustee. The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

               (a) the Delaware Trustee shall not be personally liable for any error of judgment made in good faith by any officer within the corporate trust department of the Delaware Trustee who has been assigned to perform or provide trustee functions or services on behalf of the Trust;

               (b) no provision of this Declaration shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured or provided to it;

               (c) it is expressly understood and agreed by the parties hereto that (i) this Declaration is executed and delivered by The Bank of New York (Delaware), not individually or personally but solely as Delaware Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it,
(ii) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by The Bank of New York (Delaware), but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as


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
creating any liability of The Bank of New York (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Declaration and by any person claiming by, through or under such parties and (iv) under no circumstances shall The Bank of New York (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by or on behalf of the Trust under this Declaration;

               (d) the Delaware Trustee shall not be personally responsible for the validity or sufficiency of this Declaration or the Certificates or for the due execution hereof by the Agencies;

               (e) in the exercise or administration of the trusts hereunder, the Delaware Trustee (i) may act directly or through agents (including affiliates, such as The Bank of New York), attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct or supervision of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Delaware Trustee in good faith and (ii) may, at the expense of the Note Issuer, consult with attorneys, accountants and other skilled persons to be selected in good faith and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such attorneys, accountants or other skilled persons;

               (f) except as expressly provided in this Section 4.5, in accepting and performing the trusts hereby created, the Delaware Trustee acts solely as trustee for the Trust and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Declaration shall look only to the Trust's property for payment or satisfaction thereof;

               (g) the Delaware Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Trust Property shall be to deal with such property in a manner similar to the manner in which the Delaware Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Delaware Trustee under this Declaration;

               (h) the Delaware Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

               (i) the Delaware Trustee shall not be liable for any interest on any moneys received by it on behalf of the Trust except as the Delaware Trustee may otherwise agree with the Agencies;

               (j) moneys held by the Delaware Trustee on behalf of the Trust need not be segregated from other moneys except as the Delaware Trustee may otherwise agree with the Agencies or as otherwise required by law; and


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
               (k) the Delaware Trustee shall have the right at any time to seek instructions concerning the administration of the Trust from any court of competent jurisdiction.

         SECTION 4.6 Compensation and Reimbursement; Indemnification.

               (a) Pursuant to the Fee and Indemnity Agreement, the Note Issuer has agreed to pay, or cause to be paid, to the Delaware Trustee from time to time compensation for its services and to reimburse it for its reasonable expenses hereunder. The Delaware Trustee shall have no recourse against the Agencies or against the Notes, the payments received thereon or the proceeds therefrom, for the payment of such compensation or for the reimbursement of such expenses.

               (b) Pursuant to the Fee and Indemnity Agreement, the Note Issuer has agreed to indemnify, defend and hold harmless the Delaware Trustee and any of the affiliates, officers, directors, employees and agents of the Delaware Trustee (the "Delaware Trustee Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes, damages, costs, expenses (including the reasonable fees and expenses of its counsel) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Delaware Trustee Expenses"), to the extent that such Delaware Trustee Expenses arise out of or are imposed upon or asserted against such Delaware Trustee Indemnified Persons with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of this Declaration or the transactions contemplated hereby; provided, however, that the Note Issuer is not, and shall not be, required to indemnify any Delaware Trustee Indemnified Person for any Delaware Trustee Expenses that result from the willful misconduct or gross negligence of such Delaware Trustee Indemnified Person. Pursuant to the Fee and Indemnity Agreement, the obligations of the Note Issuer to indemnify the Delaware Trustee Indemnified Persons shall survive the termination of this Declaration and the resignation or removal of the Delaware Trustee. The Delaware Trustee is hereby authorized to execute the Fee and Indemnity Agreement on behalf of the Trust and to enforce the terms thereof on its own behalf and on behalf of the Trust.

               (c) Notwithstanding anything to the contrary in this Declaration, the Delaware Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of any amounts required to be paid to the Delaware Trustee under the Fee and Indemnity Agreement. The Delaware Trustee shall have a lien against the Transition Property to secure payment of such amounts to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such amounts to the Delaware Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

         SECTION 4.7 Resignation. The Delaware Trustee may resign upon 30 days' prior written notice to the Certificate Trustee, the Agencies and the Trust; provided, however, that a successor Delaware Trustee satisfactory to the Agencies shall have been appointed and agreed to serve. If a successor Delaware Trustee shall not have been appointed by the Agencies within such 30-day period, the Delaware Trustee may apply to the Court of Chancery of the State of Delaware for the appointment of a successor Delaware Trustee. Any successor Delaware Trustee must satisfy the requirement of Section 3807(a) of the Business Trust Act.


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
         SECTION 4.8 Representations and Warranties of Delaware Trustee. The Bank of New York (Delaware) hereby represents and warrants to the other parties hereto that:

               (a) It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (b) It has full power, authority and legal right to execute, deliver and perform this Declaration, and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration.

               (c) The execution, delivery and performance by it of this Declaration (i) do not violate any requirement of federal law or the law of the State of Delaware governing its banking and trust powers or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to it or any of its assets, (ii) do not violate any provision of its charter or by-laws, and (iii) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a materially adverse effect on its performance or its ability to perform its duties as a Trustee under this Declaration or on the transactions contemplated in this Declaration.

               (d) Its execution, delivery and performance of this Declaration shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed (except for the filing of the Certificate of Trust with the Secretary of State of the State of Delaware).

               (e) This Declaration has been duly executed and delivered by it and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes the legal, valid and binding agreement of it, enforceable against it in accordance with the terms of this Declaration, except as enforceability may be limited by bankruptcy, insolvency, reorganization, and other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 4.9 Reliance; Advice of Counsel.

               (a) The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect unless and until the Delaware Trustee receives a certified copy of a resolution of such board of directors or other body revoking the same. As to any fact or matter the method of the


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
determination of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to it for any action taken or omitted to be taken by it in good faith in reliance thereon.

               (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Declaration and the Basic Documents, the Delaware Trustee: (i) may, at the expense of the Note Issuer or any other party, to the extent provided in the Fee and Indemnity Agreement, act directly or through its agents, attorneys, custodians or nominees (including, if necessary, the granting of a power of attorney to any of its officers not otherwise authorized to execute and deliver any Basic Document, Certificate or other documents related thereto and to take any action in connection therewith on behalf of the Delaware Trustee) pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Delaware Trustee with reasonable care; and (ii) may, at the expense of the Note Issuer or any other party, to the extent provided in the Fee and Indemnity Agreement, consult with counsel, accountants and other professionals to be selected with reasonable care by it. The Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountant or other such persons reasonably relied on and which, according to such opinion or advice, is not contrary to this Declaration or any other Basic Document.

         SECTION 4.10 Delaware Trustee May Own Certificates. The Delaware Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with Boston Edison, the Note Issuer, the Note Trustee, the Certificate Trustee, the Servicer, the Agencies and their respective affiliates and with the holders of the Certificates in transactions in the same manner as the Delaware Trustee would have if it were not a trustee under this Declaration.

                                   ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF THE AGENCIES

         SECTION 5.1 Representations and Warranties of Agencies. Each Agency as a settlor of the Trust will represent and warrant, as of the Issuance Date of the Certificates, the following:

               (a) such Agency has full power, authority and legal right, and has taken all action necessary, to execute and deliver this Declaration and to fulfill its obligations under, and to consummate the transactions contemplated by, this Declaration;

               (b) the making and performance by such Agency of this Declaration and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it or violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust

Property pursuant to, any mortgage, indenture, contract, agreement or other undertaking to which such Agency is a party;

               (c) this Declaration has been duly executed and delivered by such Agency and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

               (d) to the best knowledge of such Agency, all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of such Agency's obligations under this Declaration have been obtained, and no governmental authorizations other than any already obtained are required in connection with the execution, delivery and performance of this Declaration by such Agency.



                                   ARTICLE 6

                           TERMINATION OF DECLARATION

         SECTION 6.1 Termination of the Trust. The respective obligations and responsibilities of the Agencies, the Delaware Trustee and the Trust created hereby shall terminate with respect to any class of Certificates one year and one day following the distribution to all holders of the Certificates of such class of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property with respect to such class of Certificates. Upon the redemption of all classes of Certificates and at the election of the Agencies, the Trust shall dissolve. The Agencies shall pay or provide for the payment of all remaining liabilities of the Trust and the Delaware Trustee, but solely from amounts payable to the Agencies under the Fee and Indemnity Agreement, and thereupon the Delaware Trustee shall file a certificate of cancellation under the Business Trust Act and the Trust shall terminate, and any fees associated with such filing shall be paid from amounts payable to the Agencies under the Fee and Indemnity Agreement.

         Notice of any termination of the Trust shall be mailed by the Certificate Trustee promptly in accordance with the Certificate Indenture.

                                   ARTICLE 7

                                  MISCELLANEOUS

         SECTION 7.1 No Legal Title to Trust Property. As provided in Section 2.5(c) hereof, the Agencies shall not have legal title to any part of the Trust Property.

         SECTION 7.2 Limitations on Rights of Others. Except as otherwise provided herein, the provisions of this Declaration are solely for the benefit of the Agencies, the Delaware Trustee, the Certificate Trustee and the holders of the Certificates, and nothing in this Declaration, whether express or implied, shall be construed to give to any other person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Declaration or any covenants, conditions or provisions contained herein.

         SECTION 7.3 Notices. (a) Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Declaration shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Trust, to:

                  The Bank of New York (Delaware), as Delaware Trustee for the
                                 Massachusetts RRB Special Purpose Trust BEC-1
                                   c/o The Bank of New York
                             101 Barclay Street
                             Floor 12 East
                             New York, NY 10286
                  Attention: Asset Backed Finance Unit
                  Facsimile: (212) 815-5544
                  Telephone: (212) 815-5286

                  with copies to the Agencies at the addresses listed herein.

         if to the Agencies, to:

                  Massachusetts Development Finance Agency
                             75 Federal Street
                             Boston, MA 02110
                  Attention: General Counsel
                  Facsimile: (617) 727-8741
                  Telephone: (617) 451-2477

                  and

                  Massachusetts Health and Education Facilities Authority
                             99 Summer Street
                             10th Floor
                             Boston, MA 02110
                  Attention: General Counsel
                  Facsimile: (617) 737-8366
                  Telephone: (617) 737-8377
         if to the Delaware Trustee, to:

                  The Bank of New York (Delaware)
                             c/o The Bank of New York
                             101 Barclay Street
                             Floor 12 East
                             New York, NY 10286
                  Attention: Asset Backed Finance Unit
                  Facsimile: (212) 815-5544
                  Telephone: (212) 815-5286

               (b) The Trust, the Agencies or the Delaware Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

               (c) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

         SECTION 7.4 Severability. If any one or more of the covenants, agreements, provisions or terms of this Declaration shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Declaration and shall in no way affect the validity or enforceability of the other provisions of this Declaration.

         SECTION 7.5 Amendments Without Consent of Holders. This Declaration may be amended by the Delaware Trustee and the Agencies with the prior written consent of the Certificate Trustee but without the consent of any of the holders of the Certificates (but with prior notice to the rating agencies named in the Certificate Indenture) to (i) cure any ambiguity; (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision in this Declaration; (iii) add to the covenants, restrictions or obligations of the Delaware Trustee for the benefit of the holders of the Certificates; (iv) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Trust Property and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee; or (v) add, change or eliminate any other provision of this Declaration in any manner that shall not, as evidenced by an opinion of counsel to the Agencies, adversely affect in any material respect the interests of the holders of the Certificates; provided, however, that this Declaration shall not be amended in any manner which (i) would cause the Trust to be characterized as other than a "grantor trust" for federal income tax purposes or (ii) would affect the rights of the Agencies hereunder or under the Basic Documents without the prior written consent of the Agencies or receipt of an opinion of counsel to the Agencies to the effect that such amendment does not adversely affect, in any manner, the interests of the Agencies under this Declaration. After the execution of any such amendment, the Delaware Trustee shall furnish a copy thereof to the rating agencies named in the Certificate Indenture.

         SECTION 7.6 Amendments With Consent of Holders. This Declaration may be amended from time to time by the Delaware Trustee and the Agencies with the consent of the Certificate Trustee and the holders of Certificates whose Certificates evidence not less than a majority of the outstanding principal amount of each affected class of the Certificates as of the close of business on the preceding Certificate payment date (which consent, whether given pursuant to this Section 7.6 or pursuant to any other provision of this Declaration or the Certificate Indenture, shall be conclusive and binding on such Certificate holder and on all future holders of such Certificates and of any Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificates) (and with prior notice to the rating agencies named in the Certificate Indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Declaration, or of modifying in any manner the rights of the holders of the Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that shall be required to be made on any Certificate without the consent of the holder thereof; (b) adversely affect the rating of any of the Certificates without the consent of the holders of all of the outstanding principal amount of such affected Certificates; or (c) reduce the aforesaid majority required to consent to any such amendment, without the consent of all of the holders of the Certificates then outstanding. Prior to the execution of any such amendment, supplement or consent, the Delaware Trustee shall furnish written notification of the substance of such amendment, supplement or consent to the rating agencies named in the Certificate Indenture. After the execution of any such amendment, supplement or consent, the Delaware Trustee shall furnish a copy thereof to the rating agencies named in the Certificate Indenture.

         SECTION 7.7 Form of Amendments.

               (a) Promptly after the execution of any amendment, supplement or consent pursuant to Sections 7.5 and 7.6, the Delaware Trustee shall furnish written notification of the substance of such amendment or consent to the Certificate Trustee and the Agencies.

               (b) The manner of obtaining such consents (and any other consents of holders of the Certificates provided for in this Declaration or in any other Basic Document) and of evidencing the authorization of the execution thereof by holders of the Certificates shall be subject to such reasonable requirements as the Delaware Trustee may prescribe to the extent not inconsistent with the provisions of the Basic Documents.

               (c) Promptly after the execution of any amendment to the Certificate of Trust, the Delaware Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

               (d) Prior to the execution of any amendment to this Declaration, the Delaware Trustee shall receive an opinion of counsel to the effect that (i) the execution of such amendment is authorized or permitted by this Declaration and (ii) such execution will not adversely affect the treatment of the Trust as a "grantor trust" for federal income tax purposes.

               (e) The Delaware Trustee may, but shall not be obligated to, enter into any such amendment that affects and only affects the Delaware Trustee's own rights, duties or immunities under this Declaration or otherwise.

         SECTION 7.8 Counterparts. This Declaration may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 7.9 Successors. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the Agencies, the Trust and the Delaware Trustee and their respective successors and permitted assigns, all as herein provided.

         SECTION 7.10 No Petition Covenant. Notwithstanding any other provision of this Declaration or any Basic Document and notwithstanding any prior termination of this Declaration, the Trust (or the Delaware Trustee on behalf of the Trust) and the Agencies shall not, prior to the date which is one year and one day after the termination of this Declaration, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

         SECTION 7.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 7.12 Governing Law. THIS DECLARATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Delaware Trustee and the Agencies have caused this Declaration of Trust to be duly executed by duly authorized officers, all as of the day and year first above written.

                              Massachusetts Development Finance
                              Agency, as a Settlor



                              By: /s/ David T. Slatery
                                  --------------------------------
                                  Name: David T. Slatery
                                  Title: General Counsel



                              Massachusetts Health and
                              Education Facilities Authority, as a
                              Settlor



                              By: /s/ David J. MacKenzie
                                  --------------------------------
                                  Name: David J. MacKenzie
                                  Title: General Counsel



                              THE BANK OF NEW YORK (DELAWARE),
                              as Delaware Trustee



                              By: /s/ Cheryl L. Laser
                                  --------------------------------
                                  Name: Cheryl L. Laser
                                  Title: Assistant Vice President

                                                                EXHIBIT A TO THE
                                                            DECLARATION OF TRUST


                             CERTIFICATE OF TRUST OF
                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1


         THIS CERTIFICATE OF TRUST of Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust"), dated as of July 28, 1999, is being duly executed and filed by the undersigned, as trustees, to form a not-for-profit business trust under the Delaware Business Trust Act (12 Del. C., Section 3801 et seq.) (the "Act").

         1. Name. The name of the not-for-profit business trust formed hereby is "Massachusetts RRB Special Purpose Trust BEC-1."

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware),White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective as of the date filed.

         4. Series. The Trust shall be a series Trust and shall issue series of beneficial interests having separate rights, powers and duties with respect to property or obligations of the Trust, as provided in Section 3804 and 3806(b)(2) of the Act, such that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Trust generally or any other series.

         IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.



                         THE BANK OF NEW YORK (DELAWARE), not in
                         its individual capacity but solely as Delaware Trustee



                         By:
                             Name:
                             Title:



                         THE BANK OF NEW YORK, not in its individual capacity but solely as Certificate Trustee



                         By:
                             Name:
                             Title:


                                      S-1